Morgan Stanley Insured Municipal Securities
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



Securit  Purcha  Size of  Offeri     Total    Amount   % of     % of
   y      se/    Offerin    ng     Amount of    of    Offeri   Funds   Brokers
Purchas  Trade      g      Price   Offering   Shares    ng     Total
   ed     Date              of                Purcha  Purcha   Assets
                          Shares                sed     sed
                                                By      By
                                               Fund    Fund
                                                                        Lehman
                                                                      Brothers,
                                                                      Citigroup
                                                                          ,
 State   5/6/04     -     $105.8  $7,921,515  1,000,   0.01%   0.91%  JPMorgan,
   of                        7       ,000       000                    Banc of
Califor                                                                America
  nia                                                                 Securitie
Economi                                                                 s LLC,
   c                                                                   Goldman,
Recover                                                                Sachs &
y Bonds                                                                  Co.,
                                                                        Morgan
                                                                      Stanley &
                                                                          Co
                                                                      Incorpora
                                                                      ted, A.G.
                                                                      Edwards &
                                                                         Sons
                                                                        Inc.,
                                                                       Banc One
                                                                       Capital
                                                                       Markets
                                                                        Inc.,
                                                                      Chatswort
                                                                          h
                                                                      Securitie
                                                                        s LLC,
                                                                       Commerce
                                                                       Capital
                                                                       Markets,
                                                                        First
                                                                        Albany
                                                                       Capital
                                                                        Inc.,
                                                                      Henderson
                                                                       Capital
                                                                       Partners
                                                                      LLC, Loop
                                                                       Capital
                                                                       Markets
                                                                         LLC,
                                                                       O'Connor
                                                                      Southwest
                                                                      Securitie
                                                                          s,
                                                                      Ramirez &
                                                                      Co. Inc.,
                                                                       Redwood
                                                                      Securitie
                                                                       s Group,
                                                                        Inc.,
                                                                       Siebert
                                                                      Brandford
                                                                       Shank &
                                                                       Co. LLC,
                                                                       Stone &
                                                                      Youngberg
                                                                         LLC,
                                                                        Wells
                                                                        Fargo
                                                                      Instituti
                                                                         onal
                                                                      Securitie
                                                                       s, LLC,
                                                                        Bear,
                                                                      Stearns &
                                                                       Co. Inc,
                                                                       ABN AMRO
                                                                      Financial
                                                                       Services
                                                                        Inc.,
                                                                       Brandis
                                                                       Tallman
                                                                      LLC, CIBC
                                                                        World
                                                                       Markets
                                                                        Corp.,
                                                                       Estrada
                                                                       Hinojosa
                                                                      & Company
                                                                         Inc,
                                                                        Great
                                                                       Pacific
                                                                      Securitie
                                                                          s,
                                                                       Jackson
                                                                      Securitie
                                                                       s, M.R.
                                                                        Beal &
                                                                       Company,
                                                                        Piper
                                                                      Jaffray &
                                                                         Co.,
                                                                       Raymond
                                                                       James &
                                                                      Associate
                                                                       s Inc.,
                                                                       Roberts
                                                                       and Ryan
                                                                      Investmen
                                                                       ts Inc.,
                                                                       Stephens
                                                                        Inc.,
                                                                        Sutter
                                                                      Securitie
                                                                       s Inc.,
                                                                       Western
                                                                      Municipal
                                                                      Securitie
                                                                          s
                                                                      Corporati
                                                                       on, E.J.
                                                                        De La
                                                                        Rosa &
                                                                         Co.,
                                                                        Inc.,
                                                                       Merrill
                                                                       Lynch &
                                                                       Co., UBS
                                                                      Financial
                                                                       Services
                                                                        Inc.,
                                                                      Backstrom
                                                                       McCarley
                                                                       Berry &
                                                                       Co. LLC,
                                                                       Cabrera
                                                                       Capital
                                                                       Markets
                                                                        Inc.,
                                                                         City
                                                                       National
                                                                      Securitie
                                                                       s Inc.,
                                                                       Fidelity
                                                                       Capital
                                                                       Markets,
                                                                      Grigsby &
                                                                      Associate
                                                                       s Inc.,
                                                                        Janney
                                                                      Montgomer
                                                                       y Scott
                                                                         LLC,
                                                                        Melvin
                                                                      Securitie
                                                                        s LLC,
                                                                       Prager,
                                                                       Sealy &
                                                                      Co., LLC,
                                                                       RBC Dain
                                                                      Rauscher,
                                                                         SBK-
                                                                        Brooks
                                                                      Investmen
                                                                       t Corp,
                                                                       Stinson
                                                                      Securitie
                                                                        s LLC,
                                                                       Wachovia
                                                                        Bank,
                                                                       National
                                                                      Associati
                                                                         on,
                                                                      Westhoff,
                                                                       Cone, &
                                                                      Holmstedt

City of  5/20/0     -     $101.6  $3,029,170  2,000,                    Bear,
Houston    4                 2       ,000       000                   Stearns &
  , TX                                                                Co. Inc.,
Utility                                                                 Piper
 System                                                               Jaffray &
  Ser.                                                                Co., Banc
  2004                                                                    of
                                                       0.07%   1.83%   America
                                                                      Securitie
                                                                        s LLC,
                                                                      Citigroup
                                                                          ,
                                                                      JPMorgan,
                                                                         The
                                                                       Malachi
                                                                        Group
                                                                        Inc.,
                                                                        Morgan
                                                                       Stanley,
                                                                       Goldman,
                                                                       Sachs &
                                                                      Co., Banc
                                                                         One
                                                                       Capital
                                                                       Markets,
                                                                        Inc.,
                                                                       Estrada
                                                                       Hinojosa
                                                                        & Co.,
                                                                        Inc.,
                                                                        Lehman
                                                                      Brothers,
                                                                       Merrill
                                                                        Lynch,
                                                                       RBC Dain
                                                                      Rauscher,
                                                                         UBS
                                                                      Financial
                                                                       Services
                                                                        Inc.,
                                                                       Siebert
                                                                      Brandford
                                                                       Shank &
                                                                      Co., LLC,
                                                                       Cabrera
                                                                       Capital
                                                                       Markets
                                                                        Inc.,
                                                                        First
                                                                        Albany
                                                                       Capital,
                                                                         Loop
                                                                       Capital
                                                                       Markets,
                                                                        Morgan
                                                                       Keegan,
                                                                      Ramirez &
                                                                      Co., Inc.

                                                                      Citigroup
                                                                          ,
                                                                       Goldman,
Pennsyl  5/25/0     -     $97.25  $269,245,0  1,000,   0.37%   0.91%   Sachs &
 vania     4                          00        000                      Co.,
Turnpik                                                                Merrill
   e                                                                   Lynch &
Commiss                                                                  Co.,
  ion                                                                 JPMorgan,
 Ser. A                                                               Commonwea
of 2004                                                                  lth
                                                                      Securitie
                                                                        s and
                                                                      Investmen
                                                                      ts, Inc.,
                                                                        Janney
                                                                      Montgomer
                                                                       y Scott
                                                                         LLC,
                                                                        Morgan
                                                                       Stanley,
                                                                       Wachovia
                                                                        Bank,
                                                                       National
                                                                      Associati
                                                                       on, UBS
                                                                      Financial
                                                                       Services
                                                                        Inc.,
                                                                        First
                                                                       Security
                                                                      Investmen
                                                                      ts, Inc.,
                                                                        Lehman
                                                                      Brothers,
                                                                       RBC Dain
                                                                      Rauscher,
                                                                         Inc
                                                                       Advest,
                                                                      Inc/Leben
                                                                        thal,
  New    6/18/0     -     $104.4  $312,490,0  2,600,   0.83%   1.04%  JPMorgan,
  York     4                 5        00        000                    Prager,
 State                                                                 Sealy &
Dormito                                                                Co. LLC,
   ry                                                                  Goldman,
Authori                                                                Sachs &
   ty                                                                    Co.,
                                                                        Bear,
                                                                      Stearns &
                                                                       Co. Inc,
                                                                       Merrill
                                                                       Lynch &
                                                                         Co.,
                                                                      Southwest
                                                                      Securitie
                                                                       s, Inc.,
                                                                      Citigroup
                                                                       , Morgan
                                                                       Stanley,
                                                                       Siebert
                                                                      Brandford
                                                                       Shank &
                                                                      Co., LLC.